UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2020

THEMAVEN, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Fourth Avenue, Suite 200 Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 775-600-2765

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
None	-	-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note: The purpose of this Form 8-K/A is to provide an update on the Registrant’s private placement of Series K Convertible Preferred Stock, which was originally reported on October 28, 2020.

Item 1.01 — Entry into a Material Definitive Agreement

Series K Securities Purchase Agreement

TheMaven, Inc., ( “Maven”) entered into securities purchase agreements (the “Securities Purchase Agreements”) on October 23, 2020, October 28, 2020 and November 11, 2020, in a single private placement of its securities with several accredited investors (the “Investors”). In the offering Maven sold an aggregate of 18,042 shares of Series K Convertible Preferred Stock, par value $0.01 per share (the “Series K Preferred Stock”), at a per share stated value of $1,000 (the “Stated Value”). The Series K Preferred Stock is initially convertible into 45,105,000 shares of Maven’s common stock, par value $0.01 per share (the “Common Stock”), at a conversion rate equal to the Stated Value divided by the conversion price of $0.40. The aggregate gross proceeds was $18.0 million.

Of the gross proceeds received in the offering, approximately $14.6 million were cash proceeds from several investors, which will be used for general corporate purposes and payment on a prior investment of $2.6 million, and approximately $3.4 million represented conversion of outstanding amounts under the existing debt facility between Maven and BRF Finance Co., LLC.

The number of shares issuable upon conversion of the Series K Preferred Stock will be adjusted in the event of stock splits, stock dividends, combinations of shares and similar transactions. All of the shares of Series K Preferred Stock convert automatically into shares of Common Stock on the date an amendment to Maven’s Certificate of Incorporation is filed and accepted with the State of Delaware that increases the number of authorized shares of Common Stock to at least a number permitting all the Series K Preferred Stock, and all of Maven’s Series J Convertible Preferred Stock, Series I Convertible Preferred Stock and Series H Convertible Preferred Stock, to be converted in full. Officers of Maven have the right to vote the issued shares of Series K Preferred Stock in favor of the foregoing certificate of incorporation amendments to increase the authorized share capitalization of the company and any reverse stock split proposed by the board of directors.

B. Riley FBR, Inc., a full service investment bank and wholly-owned subsidiary of B. Riley Financial, Inc. (“B. Riley”) acted as placement agent for the financing and earned a fee of $520,500 in consideration for its services.

Additionally, pursuant to a Registration Rights Agreement (“Registration Rights Agreement”) entered into in connection with the Securities Purchase Agreements, Maven agreed to register the shares issuable upon conversion of the Series K Preferred Stock for resale by the Investors. Maven has committed to file the registration statement by no later than the 30th calendar day following the date the Company files its (a) Annual Reports on Form 10-K for the fiscal year ended December 31, 2018 and December 31, 2019, (b) all its required Quarterly Reports on Form 10-Q since the quarter ended September 30, 2018, through the quarter ended September 30, 2020, and (c) any Form 8-K Reports that the Company is required to file with the Commission; provided, however, if such 30th calendar day is on or after February 12, 2021, then such 30th calendar date shall be tolled until the 30th calendar day following the date that the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Filing Date”). Maven has also committed to cause the registration statement to become effective by no later than 90 days after the Filing Date (or, in the event of a full review by the staff of the Securities and Exchange Commission, 120 days following the Filing Date). The Registration Rights Agreement provides for liquidated damages upon the occurrence of certain events up to a maximum amount of 6% of the aggregate amount invested by such Investor pursuant to the Securities Purchase Agreement.

The foregoing is only a brief description of the respective material terms of the Securities Purchase Agreements and the Registration Rights Agreement and is qualified in its entirety by reference to the form of Securities Purchase Agreement and the form of Registration Rights Agreement that are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02 — Unregistered Sales of Equity Securities

The information required by this item is incorporated by reference from Item 1.01 hereof.

The securities sold in this financing have not been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to an exemption under Section 4(a)(2) of the Act and Regulation D promulgated thereunder for transactions of an issuer not involving a public offering, and may not be offered or sold in the United States absent registration under the Act or an exemption from such registration requirements.

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 12, 2020, the Company made a technical revision to its Amended and Restated Bylaws (the “Bylaws”) correcting an internal section reference in Section 2.4. A copy of the Bylaws, as corrected, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws

10.1	Form of Securities Purchase Agreement among TheMaven, Inc. and each of the several purchasers signatory thereto (Incorporated by reference from the Registrant’s Form 8-K filed on October 28, 2020)

10.2	Form of Registration Rights Agreement among TheMaven, Inc. and each of the several purchasers signatory thereto (Incorporated by reference from the Registrant’s Form 8-K filed on October 28, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: November 12, 2020	By:	/s/ Doug Smith
	Name:	Doug Smith
	Title:	Chief Financial Officer